EXHIBIT 99.2


                                                             Southview, Inc.
                                             18 East 50th Street, 10th Floor
                                                          New York, NY 10022
                                          212.486.4444 Tel  212.588.0286 Fax




                                    February 7, 2001



Mr. Mark A. Smith, Chairman
Bion Environmental Technologies, Inc.
7921 Southpark Plaza
Suite 200
Littleton, CO 80120

Dear Mark:

This letter memorializes Southview, Inc.'s ("Southview's") understanding of the terms of an oral agreement of January 8, 2001 between Southview and Bion Environmental Technologies, Inc. ("Bion")(subject to change in form upon review by legal and tax advisors to the parties). The material terms of the agreement are set forth below:

     1. Southview shall purchase 6.5 million warrants for the sum of $500,000 cash payable on or before February 16, 2001.
     2.  The basic terms of the warrants shall be as follows:
         a) 3,250,000 warrants exercisable, in whole or in part, at $1.00 per share from February 16, 2001 until February 16, 2006 (in the basic form set forth at Exhibit A hereto);
         b) 3,250,000 warrants (in the basic form set forth at Exhibit B hereto) exercisable from February 16, 2001 until February 16, 2006, the exercise price of which shall be:
              i) $1.00 per share in the event that the common stock of Bion trades with a closing price greater than $4.00 per share (equitably adjusted for splits, etc.) for 20 consecutive trading days prior to exercise;
              ii) $1.50 per share in the event that the common stock of Bion trades with a closing price between $3.00 and $4.00 per share (equitably adjusted for splits, etc.) for 20 consecutive trading days prior to exercise;
              iii)  in any other case $2.00 per share; and,
         c) in the event of a Change of Control of the Company the exercise period shall commence immediately;

     3. Southview and Bion shall treat this purchase transaction on a consistent basis for tax purposes. Southview shall obtain an independent investment banking valuation of the warrants (at Southview's expense), which, subject to review by Bion's legal and tax advisors, shall be utilized by Bion and Southview.
     4. Southview shall make a loan to Bion of $500,000 (such loan amount advanced against the promissory note of Bion in the basic form set forth at Exhibit C hereto) for use as operating capital on or before February 12, 2001

If the above reflects your understanding, please sign below and return to me.

SOUTHVIEW, INC.


By: /s/ David J. Mitchell
    ----------------------------------
David J. Mitchell
President


Bion Environmental Technologies, Inc.


By: /s/ Mark A. Smith
    ---------------------------------
Mark A. Smith
Chairman

                                                                 EXHIBIT A

THIS WARRANT HAS BEEN ISSUED IN RELIANCE UPON THE REPRESENTATION OF THE HOLDER THAT IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARDS THE RESALE OR OTHER DISTRIBUTION THEREOF. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                     BION ENVIRONMENTAL TECHNOLOGIES, INC.

                                    Warrant

Warrant to Subscribe                                        February __, 2001
for ___________ shares

                          Void After February __, 2006

     THIS CERTIFIES that, for value received, Southview Inc., a Delaware corporation, or its registered assigns ("Southview Inc."), is entitled to subscribe for and purchase from Bion Environmental Technologies, Inc., a Colorado corporation (hereinafter called the "Company"), at the price of $1.00 per share (such price as from time to time adjusted as hereinafter provided being hereinafter called the "Warrant Price"), from February __, 2002 until February __, 2006 (the "Warrant Expiration Date")(provided, however, that the exercise period shall immediately commence upon a Change of Control of the Company), up to _________ (subject to adjustment as hereinafter provided) fully paid and nonassessable shares of Common Stock, no par value per share, of the Company (hereinafter called the "Common Stock"), subject, however, to the provisions and upon the terms and conditions hereinafter set forth. This Warrant was sold by the Company and purchased by Southview Inc. for its fair market value pursuant to an agreement effective January 8, 2001 between the Company and Southview Inc., was not issued as compensation for services and neither Southview Inc. nor the Company shall take any position on their respective income tax returns inconsistent with the foregoing. This Warrant and any warrant or warrants subsequently issued upon exchange or transfer thereof are hereinafter collectively called the "Warrants." "Registered Holder" shall mean, as to any Warrant and as of any particular date the person in whose name the certificate representing the Warrant shall be registered on that date on the books maintained by the Company pursuant to Section 3(b). A "Change of Control" shall be deemed to occur upon any person or persons, not equity holders on the date hereof, acquiring the ability to elect a majority of the Board of Directors of the Company.

     Section 1.   Exercise of Warrant.

          (a) Method of Exercise. The rights represented by this Warrant may be exercised by the holder hereof, in whole at any time or from time to time in part, but not as to a fractional share of Common Stock, by the surrender of this Warrant (properly endorsed) at the office of the Company as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company, and as further provided below in this Section 1 by payment to the Company of the Warrant Price in cash or by certified or official bank check, for each share being purchased.

          (b) Delivery of Certificates. Etc. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the holder, shall be delivered to the holder hereof within a reasonable time, not exceeding ten days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

     2.  Reservation of Shares; Listing; Payment of Taxes; etc.

(a) The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of this Warrant, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of this Warrant shall, at the time of delivery (assuming full payment of the purchase price thereof), be duly and validly issued, fully paid, nonassessable and free from all issuance taxes, liens and charges with respect to the issue thereof including, without limitation, adverse claims whatsoever (with the exception of claims arising through the acts of the Registered Holders themselves and except as arising from applicable Federal and state securities laws), that the Company shall have paid all taxes, if any, in respect of the original issuance thereof and that upon issuance such shares, to the extent applicable, shall be listed on, or included in, the Stock Market. As used herein, "Stock Market" shall mean the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, shall mean NASDAQ or, if the Common Stock is not quoted on Nasdaq, shall mean the OTC Bulletin Board or, if the Common Stock is not quoted on the OTC Bulletin Board, shall mean the over-the-counter market as furnished by any NASD member firm selected from time to time by the Company for that purpose.

          (b) The Company covenants that if any securities to be reserved for the purpose of exercise of this Warrant hereunder require registration with, or the approval of, any governmental authority under any federal securities law before such securities may be validly issued or delivered upon such exercise, then the Company will in good faith and as expeditiously as reasonably possible, endeavor to secure such registration or approval. The Company will use reasonable efforts to obtain appropriate approvals or registrations under state "blue sky" securities laws; provided, that the Company shall not be required to qualify as a foreign corporation or file a general or limited consent to service of process in any such jurisdictions or make any changes in its capital structure or any other aspects of its business or enter into any agreements with blue sky commissions, including any agreement to escrow shares of its capital stock. With respect to any such securities, however, Warrants may not be exercised by, or shares of Common Stock issued to, any Registered Holder in any state in which such exercise would be unlawful.

          (c) The Company shall pay all documentary, stamp or similar taxes and other similar governmental charges that may be imposed with respect to the issuance of this Warrant, or the issuance or delivery of any shares upon exercise of this Warrant; provided, however, that if the shares of Common Stock are to be delivered in a name other than the name of the Registered Holder on any Warrant being exercised, then no such delivery shall be made unless the person requesting the same has paid to the Company the amount of transfer taxes or charges incident thereto, if any.

     3.   Exchange and Registration of Transfer.

          (a) This Warrant may be exchanged for another Warrant representing an equal aggregate number of Warrants of the same class or may be transferred in whole or in part, by surrendering it to the Company at its corporate office. Upon satisfaction of the terms and provisions hereof, the Company shall execute, and the Company shall sign, issue and deliver in exchange therefore, such new Warrant or Warrants that the Registered Holder making the exchange shall be entitled to receive.

          (b) The Company shall keep at its office books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrants and any transfers thereof in accordance with its regular practice. Upon due presentment for registration of transfer of any Warrant at such office, the Company shall execute and the Company shall issue and deliver to the transferee or transferees a new Warrant or Warrants representing an equal aggregate number of Warrants.

          (c) With respect to all Warrants presented for registration or transfer, or for exchange or exercise, the subscription form attached hereto shall be duly endorsed, or be accompanied by a written instrument or instruments of transfer and subscription, in form satisfactory to the Company, duly executed by the Registered Holder or his attorney-in-fact duly authorized in writing.

          (d) Prior to due presentment for registration of transfer thereof, the Company may deem and treat the Registered Holder of any Warrant as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary.

     4. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it of the ownership of and loss, theft, destruction or mutilation of any Warrant and (in case of loss, theft or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation thereof, the Company shall execute, sign and deliver to the Registered Holder in lieu thereof a new Warrant of like tenor representing an equal aggregate number of Warrants.

     5. Adjustment of Warrant Price and Number of Shares of Common Stock or Warrants. Upon each adjustment of the Warrant Price pursuant to this Section 5, the total number of shares of Common Stock purchasable upon the exercise of each Warrant shall (subject to the provisions contained in Subsection 5(c)) be such number of shares (calculated to the nearest tenth) purchasable at the Warrant Price in effect immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the Warrant Price in effect immediately prior to such adjustment and the denominator of which shall be the Warrant Price in effect immediately after such adjustment.

          (a) Except as otherwise provided herein, in the event the Company shall, at any time or from time to time after the date hereof, (i) sell or issue any shares of Common Stock for a consideration per share less than the Warrant Price in effect on the date of such sale or issuance, (ii) issue any shares of Common Stock as a stock dividend to the holders of Common Stock, or (iii) subdivide or combine the outstanding shares of Common Stock into a greater or fewer number of shares (any such sale, issuance, subdivision or combination being herein called a "Change of Shares"), then, and thereafter upon each further Change of Shares, the Warrant Price in effect immediately prior to such Change of Shares shall be changed to a price (rounded to the nearest cent) determined by multiplying the Warrant Price in effect immediately prior thereto by a fraction, the numerator of which shall be (x) the sum of (A) the number of shares of Common Stock outstanding immediately prior to the sale or issuance of such additional shares or such subdivision or combination plus (B) the number of shares of Common Stock that the aggregate consideration received (determined as provided in Paragraph 5(g)(v)) for the issuance of such additional shares would purchase at the Warrant Price in effect on the date of such issuance and the denominator of which shall be (y) the number of shares of Common Stock outstanding immediately after the sale or issuance of such additional shares or such subdivision or combination. Such adjustment shall be made successively whenever any such issuance is made.

          (b) In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger in which the Company is the continuing entity and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock other than the number thereof), or in case of any sale or conveyance to another entity of the property of the Company as, or substantially as, an entirety (other than a sale/leaseback, mortgage or other financing transaction), the Company shall cause effective provision to be made so that each holder of a Warrant then outstanding shall have the right thereafter, by exercising such Warrant, upon the terms and conditions specified in the Warrant and in lieu of the shares of Common Stock immediately theretofore purchasable upon exercise of the Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been purchased upon exercise of such Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance.
Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The Company shall not effect any such consolidation, merger or sale unless prior to, or simultaneously with, the consummation thereof the successor (if other than the Company) resulting from such consolidation or merger or the entity purchasing assets or other appropriate entity shall assume, by written instrument executed and delivered to the Company, the obligation to deliver to the holder of each Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations under this Warrant. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

          (c) If, at any time or from time to time, the Company shall issue or distribute to the holders of shares of Common Stock evidence of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding an issuance or distribution governed by one of the preceding Subsections of this Section 5 and also excluding cash dividends or cash distributions paid out of net profits legally available therefore in the full amount thereof (any such non-excluded event being herein called a "Special Dividend")), then in each case the Registered Holders of the Warrants shall be entitled to a proportionate share of any such Special Dividend as though they were the holders of the number of shares of Common Stock of the Company for which their Warrants are exercisable as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such Special Dividend.

          (d) The Company may elect, upon any adjustment of the Warrant Price hereunder, to adjust the number of Warrants outstanding, in lieu of the adjustment in the number of shares of Common Stock purchasable upon the exercise of each Warrant as hereinabove provided, so that each Warrant outstanding after such adjustment shall represent the right to purchase one share of Common Stock. Each Warrant held of record prior to such adjustment of the number of Warrants shall become that number of Warrants (calculated to the nearest tenth) determined by multiplying the number one by a fraction, the numerator of which shall be the Warrant Price in effect immediately prior to such adjustment and the denominator of which shall be the Warrant Price in effect immediately after such adjustment. Upon each adjustment of the number of Warrants pursuant to this Section 5, the Company shall, as promptly as practicable, cause to be distributed to each Registered Holder of Warrants on the date of such adjustment Warrants evidencing, subject to Section 6, the number of additional Warrants to which such Holder shall be entitled as a result of such adjustment or, at the option of the Company, cause to be distributed to such Holder in substitution and replacement for the Warrants held by him prior to the date of adjustment (and upon surrender thereof, if required by the Company) new Warrants evidencing the number of Warrants to which such Holder shall be entitled after such adjustment.

          (e) Irrespective of any adjustments or changes in the Warrant Price or the number of shares of Common Stock purchasable upon exercise of this Warrant, the Warrants theretofore and thereafter issued shall, unless the Company shall exercise its option to issue new Warrants pursuant to Subsection 3(a), continue to express the same Warrant Price per share, number of shares purchasable thereunder and Redemption Price therefore as when the same were originally issued.

          (f)     After each adjustment of the Warrant Price pursuant to this
Section 5, the Company will promptly prepare a certificate signed by the Chairman or President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth: (i) the Warrant Price as so adjusted, (ii) the number of shares of Common Stock purchasable upon exercise of each Warrant after such adjustment, and, if the Company shall have elected to adjust the number of Warrants pursuant to Subsection 5(d), the number of Warrants to which the registered holder of each Warrant shall then be entitled, and the adjustment in Redemption Price resulting there from, and (iii) a brief statement of the facts accounting for such adjustment. The Company will cause a brief summary thereof to be sent by ordinary first class mail to each Registered Holder of Warrants at his or her last address as it shall appear on the registry books. No failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of such adjustment. The affidavit the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

          (g) For purposes of Subsections 5(a) and 5(d), the following provisions (i) to (v) shall also be applicable:

                  (i) the number of shares of Common Stock deemed outstanding at any given time shall include all shares of capital stock convertible into, or exchangeable for, Common Stock (on an as converted basis) as well as all shares of Common Stock issuable upon the exercise of (x) any convertible debt, (y) warrants outstanding on the date hereof and (z) options outstanding on the date hereof.

                  (ii) No adjustment of the Warrant Price shall be made unless such adjustment would require an increase or decrease of at least $.01 in such price; provided that any adjustments which by reason of this Paragraph
(ii) are not required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with adjustments so carried forward, shall require an increase or decrease of at least $.01 in the Warrant Price then in effect hereunder.

                  (iii) In case of (1) the sale by the Company (including as a component of a unit) of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or any securities convertible into or exchangeable for Common Stock (such securities convertible, exercisable or exchangeable into Common Stock being herein called "Convertible Securities"), or (2) the issuance by the Company, without the receipt by the Company of any consideration therefore, of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, whether or not such rights, warrants or options, or the right to convert or exchange such Convertible Securities, are immediately exercisable, and the consideration per share for which Common Stock is issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities (determined by dividing (x) the minimum aggregate consideration, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, payable to the Company upon the exercise of such rights, warrants or options, plus the consideration received by the Company for the issuance or sale of such rights, warrants or options, plus, in the case of such Convertible Securities, the minimum aggregate amount, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of additional consideration, if any, other than such Convertible Securities, payable upon the conversion or exchange thereof, by (y) the total maximum number, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of shares of Common Stock issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities issuable upon the exercise of such rights, warrants or options) is less than the Warrant Price of the Common Stock as of the date of the issuance or sale of such rights, warrants or options, then such total maximum number of shares of Common Stock issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities (as of the date of the issuance or sale of such rights, warrants or options) shall be deemed to be "Common Stock" for purposes of Subsections 5(a) and 5(d) and shall be deemed to have been sold for an amount equal to such consideration per share and shall cause an adjustment to be made in accordance with Subsections 5(a) and 5(d).

                  (iv) In case of the sale or other issuance by the Company of any Convertible Securities, whether or not the right of conversion or exchange thereunder is immediately exercisable, and the price per share for which Common Stock is issuable upon the conversion or exchange of such Convertible Securities (determined by dividing (x) the total amount of consideration received by the Company for the sale of such Convertible Securities, plus the minimum aggregate amount, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of additional consideration, if any, other than such Convertible Securities, payable upon the conversion or exchange thereof, by (y) the total maximum number, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities) is less than the Warrant Price of the Common Stock as of the date of the sale of such Convertible Securities, then such total maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities (as of the date of the sale of such Convertible Securities) shall be deemed to be "Common Stock" for purposes of Subsections 5(a) and 5(d) and shall be deemed to have been sold for an amount equal to such consideration per share and shall cause an adjustment to be made in accordance with Subsections 5(a) and 5(d).

                  (v) In case the Company shall modify the rights of conversion, exchange or exercise of any of the securities referred to in Paragraphs (iii) or (iv) of this Subsection 5(g) or any other securities of the Company convertible, exchangeable or exercisable for shares of Common Stock, for any reason other than an event that would require adjustment to prevent dilution, so that the consideration per share received by the Company after such modification is less than the Warrant Price as of the date prior to such modification, then such securities, to the extent not theretofore exercised, converted or exchanged, shall be deemed to have expired or terminated immediately prior to the date of such modification and the Company shall be deemed, for purposes of calculating any adjustments pursuant to this
Section 5, to have issued such new securities upon such new terms on the date of modification. Such adjustment shall become effective as of the date upon which such modification shall take effect. On the expiration or cancellation of any such right, warrant or option or the termination or cancellation of any such right to convert or exchange any such Convertible Securities, the Warrant Price then in effect hereunder shall forthwith be readjusted to such Warrant Price as would have obtained (a) had the adjustments made upon the issuance or sale of such rights, warrants, options or Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock theretofore actually delivered (and the total consideration received therefore) upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities and (b) had adjustments been made on the basis of the Warrant Price as adjusted under clause (a) of this sentence for all transactions (which would have affected such adjusted Warrant Price) made after the issuance or sale of such rights, warrants, options or Convertible Securities.

                  (vi) In case of the sale of any shares of Common Stock, any Convertible Securities, any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, the consideration received by the Company therefore shall be deemed to be the gross sales price therefore without deducting there from any expense paid or incurred by the Company or any underwriting discounts or commissions or concessions paid or allowed by the Company in connection therewith. In the event that any securities shall be issued in connection with any other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated among the securities, then each of such securities shall be deemed to have been issued for such consideration as the Board of Directors of the Company determines in good faith; provided, however that if holders of more than of 10% of the then outstanding Warrants disagree with such determination, the Company shall retain an independent investment banking firm for the purpose of obtaining an appraisal.

          (h) Notwithstanding any other provision hereof, no adjustment to the Warrant Price of the Warrants or to the number of shares of Common Stock purchasable upon the exercise of each Warrant will be made:

                  (i) upon the exercise of any of the options outstanding on the date hereof under the Company's existing stock option plans; or

                  (ii) upon the issuance or exercise of options which may hereafter be granted with the approval of the Board of Directors, or exercised, under any employee benefit plan of the Company to officers, directors, consultants or employees, but only with respect to such options as are exercisable at prices no lower than the Closing Bid Price (or, if the price referenced in the definition of Closing Bid Price cannot be determined, the Fair Market Value (as defined below)) of the Common Stock as of the date of grant thereof; or

                  (iii) upon the issuance or exercise of any options or warrants that are granted to or held by Southview Inc. or any of its successors, assigns, affiliates and or agents; or

                  (iv) upon the issuance or sale of Common Stock or convertible securities for a consideration to the Company that is not less than the bid price of the Company's Common Stock on the date of issuance (as determined by quotations on the Stock Market); or

(v) upon the issuance or sale of Common Stock or Convertible Securities pursuant to the exercise of any rights, options or warrants to receive, subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, whether or not such rights, warrants or options were outstanding on the date of the original sale of the Warrants or were thereafter issued or sold, provided that an adjustment was either made or not required to be made in accordance with Subsections 5(a) and 5(d) in connection with the issuance or sale of such securities or any modification of the terms thereof; or

                  (vi) upon the issuance or sale of Common Stock upon conversion or exchange of any Convertible Securities, provided that any adjustments required to be made upon the issuance or sale of such Convertible Securities or any modification of the terms thereof were so made, and whether or not such Convertible Securities were outstanding on the date of the original sale of the Warrants or were thereafter issued or sold.

Paragraph 5(g)(v) shall nevertheless apply to any modification of the rights of conversion, exchange or exercise of any of the securities referred to in Paragraphs (i), (ii) and (iii) of this Subsection 5(h). For purposes hereof, "Fair Market Value" shall mean the average Closing Bid Price for twenty (20) consecutive trading days, ending with the trading day prior to the date as of which the Fair Market Value is being determined, (with appropriate adjustments for subdivisions or combinations of shares effected during such period) provided that if the prices referred to in the definition of Closing Bid Price cannot be determined for such period, "Fair Market Value" shall be the fair market value as determined by the Board of Directors in good faith.

          (i) As used in this Section 5, the term "Common Stock" shall mean and include the Company's Common Stock authorized on the date of the original issue of the Warrants and shall also include any capital stock of any class of the Company thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of the Company; provided, however, that the shares issuable upon exercise of the Warrants shall include only shares of such class designated in the Company's Certificate of Incorporation, as amended, as Common Stock on the date of the original issue of the Warrants or
(i), in the case of any reclassification, change, consolidation, merger, sale or conveyance of the character referred to in Subsection 5(c), the stock, securities or property provided for in such section or (ii), in the case of any reclassification or change in the outstanding shares of Common Stock issuable upon exercise of the Warrants as a result of a subdivision or combination or consisting of a change in par value, or from par value to no par value, or from no par value to par value, such shares of Common Stock as so reclassified or changed.

          (j) Any determination as to whether an adjustment in the Warrant Price in effect hereunder is required pursuant to Section 5, or as to the amount of any such adjustment, if required, shall be binding upon the holders of the Warrants and the Company if made in good faith by the Board of Directors of the Company.

          (k) If and whenever the Company shall grant to the holders of Common Stock, as such, rights or warrants to subscribe for or to purchase, or any options for the purchase of, Common Stock or securities convertible into or exchangeable for or carrying a right, warrant or option to purchase Common Stock, the Company may at its option elect concurrently therewith to grant to each Registered Holder as of the record date for such transaction of the Warrants then outstanding, the rights, warrants or options to which each Registered Holder would have been entitled if, on the record date used to determine the shareholders entitled to the rights, warrants or options being granted by the Company, the Registered Holder were the holder of record of the number of whole shares of Common Stock then issuable upon exercise of his or her Warrant. If the Company shall so elect under this Subsection 5(k), then such grant by the Company to the holders of the Warrants shall be in lieu of any adjustment which otherwise might be called for pursuant to this Section 5.

     6. Fractional Warrants and Fractional Shares. If the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted pursuant to Section 5, the Company nevertheless shall not be required to issue fractions of shares, upon exercise of the Warrant or otherwise, nor to distribute certificates that evidence fractional shares. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Registered Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of one share of Common Stock as of the date of exercise.

     7. Warrant Holders Not Deemed Shareholders. No holder of Warrants shall, as such, be entitled to vote or to receive dividends or be deemed the holder of Common Stock that may at any time be issuable upon exercise of such Warrants for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the holder of Warrants, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such Holder shall have exercised such Warrants and been issued shares of Common Stock in accordance with the provisions hereof.

     8. Rights of Action. All rights of action with respect to this Agreement are vested in the respective Registered Holders of the Warrants, and any Registered Holder of a Warrant, without consent of the holder of any other Warrant, may, in his own behalf and for his own benefit, enforce against the Company his right to exercise his Warrant for the purchase of shares of Common Stock in the manner provided herein.

     9. Agreement of Warrant Holders. Every holder of any Warrant, by his acceptance thereof, consents and agrees with the Company and every other holder of any Warrant that:

                  (i) The Warrants are transferable only on the registry books of the Company by the Registered Holder thereof in person or by his or her attorney duly authorized in writing and only if such Warrants are surrendered at the office of the Company, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Company, in its sole discretion, together with payment of any applicable transfer taxes; and

                  (ii) The Company may deem and treat the person in whose name the Warrant is registered as the holder and as the absolute, true and lawful owner thereof for all purposes, and the Company shall not be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in Section 3.

     10. Investment Representation and Legend. The holder, by acceptance of the Warrants, represents and warrants to the Company that it is acquiring the Warrants and the shares of Common Stock (or other securities) issuable upon the exercise hereof for investment purposes only and not with a view towards the resale or other distribution thereof and agrees that the Company may affix upon this Warrant the following legend:

          "This Warrant has been issued in reliance upon the representation of the holder that it has been acquired for investment purposes and not with a view towards the resale or other distribution thereof. Neither this Warrant nor the shares issuable upon the exercise of this Warrant have been registered under the Securities Act of 1933, as amended."

The holder, by acceptance of this Warrant, further agrees that the Company may affix the following legend to certificates for shares of Common Stock issued upon exercise of this Warrant:

     "The securities represented by this certificate have been issued in reliance upon the representation of the holder that they have been acquired for investment and not with a view toward the resale or other distribution thereof, and have not been registered under the Securities

     Act of 1933, as amended. Neither the securities evidenced hereby, nor any interest therein, may be offered, sold, transferred, encumbered or otherwise disposed of unless either (i) there is an effective registration statement under said Act relating thereto or (ii) the Company has received an opinion of counsel, reasonably satisfactory in form and substance to the Company, stating that such registration is not required."

     11. Cancellation of Warrants. If the Company shall purchase or acquire any Warrant or Warrants, by redemption or otherwise, each such Warrant shall thereupon be and canceled by it and retired. The Company shall also cancel the Warrant or Warrants following exercise of any or all thereof or delivered to it for transfer, split up, combination or exchange.

     12. Modification of Warrant. The terms of the Warrants shall not be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders representing at least a majority of the Warrants then outstanding; provided, that, no change in the number or nature of the securities purchasable upon the exercise of any Warrant, or the Warrant Price therefore, or the acceleration of the Warrant Expiration Date, shall be made without the consent in writing of the Registered Holder of the Warrant, and in compliance with applicable law.

     13. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed by means of first class registered or certified mail, postage prepaid as follows: if to the Registered Holder of a Warrant, at the address of such holder as shown on the registry books maintained by the Company; if to the Company, at 7921 Southpark Plaza, Suite 200, Littleton, CO 80120, or at such other address as may have been furnished to the Registered Holder in writing by the Company.

     14. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to principles of conflict of laws.

     15. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company, the Registered Holder and their respective successors and assigns, and the holders from time to time of the Warrants. Nothing in this Warrant is intended nor shall be construed to confer upon any other person any right, remedy or claim, in equity or at law, or to impose upon any other person any duty, liability or obligation.

     16.   Registration Rights. Registration of Common Stock.

           16.1. Registration. Not later than six months following the first date on which this Warrant may be exercised, the Company will file a registration statement (the "Registration Statement") with respect to the resale of the Registrable Securities with the Securities and Exchange Commission. The Company will use commercially reasonable efforts to effect the registrations, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) as may be reasonably requested and as would permit or facilitate that sale and distribution of all Registrable Securities until the distribution thereof is complete.

          16.2 Registration Procedures. In connection with the registration of any Registrable Securities under the Securities Act as provided in this Section 16, the Company will use its best efforts, as expeditiously as possible to:

          (a) Prepare and file with the Securities and Exchange Commission the Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective;

          (b) Prepare and file with the Securities and Exchange Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until February __, 2006, and to comply with the provisions of the Securities Act (to the extent applicable to the Company) with respect thereto;

          (c) Furnish to each seller of such Registrable Securities such number of copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request, in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) Use its best efforts to register or qualify such Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company will not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this Section 16.2(d) be obligated to be qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

          (e) Provide a transfer agent and registrar for all such Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement;

          (f) Notify each seller of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (g) Cause all such Registrable Securities to be listed on each securities exchange or automated over-the-counter trading system on which similar securities issued by the Company are then listed;

          (h) Enter into such customary agreements and take all such other actions as reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and

          (i) Make available for inspection by any seller of Registrable Securities, all financial and other records, pertinent corporation documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller in connection with the Registration Statement pursuant to Section 16.1.

          16.3. Registration and Selling Expenses. (a) All expenses incurred by the Company in connection with the Company's performance of or compliance with this Section 16, including, without limitation (i) all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), (ii) blue sky fees and expenses, (iii) all necessary printing and duplicating expenses and (iv) all fees and disbursements of counsel and accountants for the Company (including the expenses of any audit of financial statements), retained by the Company (all such expenses being herein called "Registration Expenses"), will be paid by the Company except as otherwise expressly provided in this Section 16.3. The term "Registration Expenses" shall not include any underwriting discounts or commissions incurred by the Purchaser, which shall be the responsibility of the Purchaser.

          (b) The Company will, in any event, in connection with any registration statement, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties in connection therewith and expenses of audits of year-end financial statements), the expense of liability insurance and the expenses and fees for listing the securities to be registered on one or more securities exchanges or automated over-the-counter trading systems on which similar securities issued by the Company are then listed.

          (c) Nothing herein shall be construed to prevent any holder or holders of Registrable Securities from retaining such counsel as they shall choose, the expenses of one of which, as determined by the holder or holders, shall be borne by the Company.

          16.4.     [Intentionally Omitted]

          16.5. Indemnification. (a) The Company hereby agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors, if any, and each person, if any, who controls such holder within the meaning of the Securities Act, against all losses, claims, damages, liabilities and expenses (under the Securities Act or common law or otherwise) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if the Company has furnished any amendments or supplements thereto) or any preliminary prospectus, which registration statement, prospectus or preliminary prospectus shall be prepared in connection with the registration contemplated by this Section 16, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information furnished in writing by such holder to the Company in connection with the registration contemplated by this Section 16, provided the Company will not be liable pursuant to this Section 16.5 if such losses, claims, damages, liabilities or expenses have been caused by any selling security holder's failure to deliver a copy of the registration statement or prospectus, or any amendments or supplements thereto, after the Company has furnished such holder with the number of copies required by Section 16.2(c).

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information as is reasonably requested by the Company for use in any such registration statement or prospectus and shall severally, but not jointly, indemnify, to the extent permitted by law, the Company, its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent such losses, claims, damages, liabilities or expenses are caused by an untrue statement or alleged untrue statement contained in or by an omission or alleged omission from information so furnished in writing by such holder in connection with the registration contemplated by this Section 16. If the offering pursuant to any such registration is made through underwriters, each such holder agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers and directors, if any, and each person who controls such underwriters within the meaning of the Securities Act to the same extent as hereinabove provided with respect to indemnification by such holder of the Company. Notwithstanding the foregoing or any other provision of this Agreement, in no event shall a holder of Registrable Securities be liable for any such losses, claims, damages, liabilities or expenses in excess of the net proceeds received by such holder in the offering.

          (c)     Promptly after receipt by an indemnified party under Section
16.5 (a) or (b) of notice of the commencement of any action or proceeding, such indemnified party will, if a claim in respect thereof is made against the indemnifying party under such Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such Section. In case any such action or proceeding is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel approved by such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such Section for any legal or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless incurred at the written request of the indemnifying party. Notwithstanding the above, the indemnified party will have the right to employ counsel of its own choice in any such action or proceeding if the indemnified party has reasonably concluded that there may be defenses available to it which are different from or additional to those of the indemnifying party, or counsel to the indemnified party is of the opinion that it would not be desirable for the same counsel to represent both the indemnifying party and the indemnified party because such representation might result in a conflict of interest (in either of which cases the indemnifying party will not have the right to assume the defense of any such action or proceeding on behalf of the indemnified party or parties and such legal and other expenses will be borne by the indemnifying party). An indemnifying party will not be liable to any indemnified party for any settlement of any such action or proceeding effected without the consent of such indemnifying party.

          (d)     If the indemnification provided for in Section 16.5(a) or
(b) is unavailable under applicable law to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holders of Registrable Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holders of Registrable Securities on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or by the holders of Registrable Securities and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 16.5(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

          (e) Promptly after receipt by the Company or any holder of Securities of notice of the commencement of any action or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "contributing party"), notify the contributing party of the commencement thereof; but the omission so to notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit, or proceeding is brought against any party, and such party notifies a contributing party of the commencement thereof, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first above written.

                              BION ENVIRONMENTAL TECHNOLOGIES, INC.


                              By: _________________________________
                                  Authorized Officer

                            SUBSCRIPTION FORM

                 To Be Executed by the Registered Holder
                        in Order to Exercise Warrant

     The undersigned Registered Holder hereby irrevocably elects to exercise ___________ Warrants represented by this certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

      ______________________________________________________
      ______________________________________________________
      ______________________________________________________
      ______________________________________________________
      [please print or type name and address]

and be delivered to
      ______________________________________________________
      ______________________________________________________
      ______________________________________________________
      ______________________________________________________
      [please print or type name and address]

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

     The undersigned represents that the exercise of the within Warrant was solicited by a member of the National Association of Securities Dealers, Inc. If not solicited by an NASD member, please write "unsolicited" in the space below.

                                    _________________________________________
                                    (Name of NASD Member)

Dated:                                X   ___________________________________
                                          ___________________________________
                                          ___________________________________
                                                        Address

                                          ___________________________________
                                              Taxpayer Identification Number

                                          ___________________________________
                                                  Signature Guaranteed

                                ASSIGNMENT

                   To Be Executed by the Registered Holder
                         In Order to Assign Warrant

FOR VALUE RECEIVED,                                     hereby sells, assigns
and transfers unto

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

          ______________________________________________________
          ______________________________________________________
          ______________________________________________________
          ______________________________________________________
          [please print or type name and address]

     ___________________________ of the Warrants represented hereby, and hereby irrevocably constitutes and appoints

__________________________________________________________________________
Attorney to transfer this Warrant on the books of the Company, with full power of substitution in the premises.

Dated: _____________________________ X    ___________________________________
                                                Signature Guaranteed


                                          ___________________________________

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A MEMBER OF THE MEDALLION STAND PROGRAM.

                                                                    EXHIBIT B

THIS WARRANT HAS BEEN ISSUED IN RELIANCE UPON THE REPRESENTATION OF THE HOLDER THAT IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARDS THE RESALE OR OTHER DISTRIBUTION THEREOF. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                    BION ENVIRONMENTAL TECHNOLOGIES, INC.

Warrant

Warrant to Subscribe                                        February __, 2001
For _________ shares

                         Void After February __, 2006

     THIS CERTIFIES that, for value received, Southview, Inc., a Delaware corporation, or its registered assigns ("Southview, Inc."), is entitled to subscribe for and purchase from Bion Environmental Technologies, Inc., a Colorado corporation (hereinafter called the "Company"), at the price of:
$1.00 per share in the event that the Common Stock of the Company trades on the Stock Market (as defined below) with a closing price greater than $4.00 per share for twenty consecutive trading days prior to exercise; $1.50 per share in the event that the Common Stock of the Company trades on the Stock Market with a closing price between $3.00 and $4.00 per share for twenty consecutive trading days prior to exercise; or $2.00 per share in any other case (such price as from time to time adjusted as hereinafter provided being hereinafter called the "Warrant Price"), from February __, 2002 until February __, 2006 (the "Warrant Expiration Date")(provided, however, that the exercise period shall immediately commence upon a Change of Control of the Company), up to _________ (subject to adjustment as hereinafter provided) fully paid and nonassessable shares of Common Stock, no par value per share, of the Company (hereinafter called the "Common Stock"), subject, however, to the provisions and upon the terms and conditions hereinafter set forth. This Warrant was sold by the Company and purchased by Southview Inc. for its fair market value pursuant to an agreement effective January 8, 2001 between the Company and Southview Inc., was not issued as compensation for services and neither Southview Inc. nor the Company shall take any position on their respective income tax returns inconsistent with the foregoing. This Warrant and any warrant or warrants subsequently issued upon exchange or transfer thereof are hereinafter collectively called the "Warrants." "Registered Holder" shall mean, as to any Warrant and as of any particular date the person in whose name the certificate representing the Warrant shall be registered on that date on the books maintained by the Company pursuant to Section 3(b). A "Change of Control" shall be deemed to occur upon any person or persons, not equity holders on the date hereof, acquiring the ability to elect a majority of the Board of Directors of the Company.

     Section 1.   Exercise of Warrant.

     (a) Method of Exercise. The rights represented by this Warrant may be exercised by the holder hereof, in whole at any time or from time to time in part, but not as to a fractional share of Common Stock, by the surrender of this Warrant (properly endorsed) at the office of the Company as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company, and as further provided below in this Section 1 by payment to the Company of the Warrant Price in cash or by certified or official bank check, for each share being purchased.

     (b) Delivery of Certificates. Etc. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the holder, shall be delivered to the holder hereof within a reasonable time, not exceeding ten days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

     2.   Reservation of Shares; Listing; Payment of Taxes; etc.

          (a) The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of this Warrant, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of this Warrant shall, at the time of delivery (assuming full payment of the purchase price thereof), be duly and validly issued, fully paid, nonassessable and free from all issuance taxes, liens and charges with respect to the issue thereof including, without limitation, adverse claims whatsoever (with the exception of claims arising through the acts of the Registered Holders themselves and except as arising from applicable Federal and state securities laws), that the Company shall have paid all taxes, if any, in respect of the original issuance thereof and that upon issuance such shares, to the extent applicable, shall be listed on, or included in, the Stock Market. As used herein, "Stock Market" shall mean the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, shall mean NASDAQ or, if the Common Stock is not quoted on Nasdaq, shall mean the OTC Bulletin Board or, if the Common Stock is not quoted on the OTC Bulletin Board, shall mean the over-the-counter market as furnished by any NASD member firm selected from time to time by the Company for that purpose.

          (b) The Company covenants that if any securities to be reserved for the purpose of exercise of this Warrant hereunder require registration with, or the approval of, any governmental authority under any federal securities law before such securities may be validly issued or delivered upon such exercise, then the Company will in good faith and as expeditiously as reasonably possible, endeavor to secure such registration or approval. The Company will use reasonable efforts to obtain appropriate approvals or registrations under state "blue sky" securities laws; provided, that the Company shall not be required to qualify as a foreign corporation or file a general or limited consent to service of process in any such jurisdictions or make any changes in its capital structure or any other aspects of its business or enter into any agreements with blue sky commissions, including any agreement to escrow shares of its capital stock. With respect to any such securities, however, Warrants may not be exercised by, or shares of Common Stock issued to, any Registered Holder in any state in which such exercise would be unlawful.

          (c) The Company shall pay all documentary, stamp or similar taxes and other similar governmental charges that may be imposed with respect to the issuance of this Warrant, or the issuance or delivery of any shares upon exercise of this Warrant; provided, however, that if the shares of Common Stock are to be delivered in a name other than the name of the Registered Holder on any Warrant being exercised, then no such delivery shall be made unless the person requesting the same has paid to the Company the amount of transfer taxes or charges incident thereto, if any.

     3.   Exchange and Registration of Transfer.

          (a) This Warrant may be exchanged for another Warrant representing an equal aggregate number of Warrants of the same class or may be transferred in whole or in part, by surrendering it to the Company at its corporate office. Upon satisfaction of the terms and provisions hereof, the Company shall execute, and the Company shall sign, issue and deliver in exchange therefore, such new Warrant or Warrants that the Registered Holder making the exchange shall be entitled to receive.

          (b) The Company shall keep at its office books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrants and any transfers thereof in accordance with its regular practice. Upon due presentment for registration of transfer of any Warrant at such office, the Company shall execute and the Company shall issue and deliver to the transferee or transferees a new Warrant or Warrants representing an equal aggregate number of Warrants.

          (c) With respect to all Warrants presented for registration or transfer, or for exchange or exercise, the subscription form attached hereto shall be duly endorsed, or be accompanied by a written instrument or instruments of transfer and subscription, in form satisfactory to the Company, duly executed by the Registered Holder or his attorney-in-fact duly authorized in writing.

          (d) Prior to due presentment for registration of transfer thereof, the Company may deem and treat the Registered Holder of any Warrant as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary.

     4. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it of the ownership of and loss, theft, destruction or mutilation of any Warrant and (in case of loss, theft or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation thereof, the Company shall execute, sign and deliver to the Registered Holder in lieu thereof a new Warrant of like tenor representing an equal aggregate number of Warrants.

     5. Adjustment of Warrant Price and Number of Shares of Common Stock or Warrants. Upon each adjustment of the Warrant Price pursuant to this Section 5, the total number of shares of Common Stock purchasable upon the exercise of each Warrant shall (subject to the provisions contained in Subsection 5(c)) be such number of shares (calculated to the nearest tenth) purchasable at the Warrant Price in effect immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the Warrant Price in effect immediately prior to such adjustment and the denominator of which shall be the Warrant Price in effect immediately after such adjustment.

          (a) Except as otherwise provided herein, in the event the Company shall, at any time or from time to time after the date hereof, (i) sell or issue any shares of Common Stock for a consideration per share less than the Warrant Price in effect on the date of such sale or issuance, (ii) issue any shares of Common Stock as a stock dividend to the holders of Common Stock, or (iii) subdivide or combine the outstanding shares of Common Stock into a greater or fewer number of shares (any such sale, issuance, subdivision or combination being herein called a "Change of Shares"), then, and thereafter upon each further Change of Shares, the Warrant Price in effect immediately prior to such Change of Shares shall be changed to a price (rounded to the nearest cent) determined by multiplying the Warrant Price in effect immediately prior thereto by a fraction, the numerator of which shall be (x) the sum of (A) the number of shares of Common Stock outstanding immediately prior to the sale or issuance of such additional shares or such subdivision or combination plus (B) the number of shares of Common Stock that the aggregate consideration received (determined as provided in Paragraph 5(g)(v)) for the issuance of such additional shares would purchase at the Warrant Price in effect on the date of such issuance and the denominator of which shall be (y) the number of shares of Common Stock outstanding immediately after the sale or issuance of such additional shares or such subdivision or combination. Such adjustment shall be made successively whenever any such issuance is made.

          (b) In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger in which the Company is the continuing entity and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock other than the number thereof), or in case of any sale or conveyance to another entity of the property of the Company as, or substantially as, an entirety (other than a sale/leaseback, mortgage or other financing transaction), the Company shall cause effective provision to be made so that each holder of a Warrant then outstanding shall have the right thereafter, by exercising such Warrant, upon the terms and conditions specified in the Warrant and in lieu of the shares of Common Stock immediately theretofore purchasable upon exercise of the Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been purchased upon exercise of such Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance.
Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The Company shall not effect any such consolidation, merger or sale unless prior to, or simultaneously with, the consummation thereof the successor (if other than the Company) resulting from such consolidation or merger or the entity purchasing assets or other appropriate entity shall assume, by written instrument executed and delivered to the Company, the obligation to deliver to the holder of each Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations under this Warrant. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

          (c) If, at any time or from time to time, the Company shall issue or distribute to the holders of shares of Common Stock evidence of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding an issuance or distribution governed by one of the preceding Subsections of this Section 5 and also excluding cash dividends or cash distributions paid out of net profits legally available therefore in the full amount thereof (any such non-excluded event being herein called a "Special Dividend")), then in each case the Registered Holders of the Warrants shall be entitled to a proportionate share of any such Special Dividend as though they were the holders of the number of shares of Common Stock of the Company for which their Warrants are exercisable as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such Special Dividend.

          (d) The Company may elect, upon any adjustment of the Warrant Price hereunder, to adjust the number of Warrants outstanding, in lieu of the adjustment in the number of shares of Common Stock purchasable upon the exercise of each Warrant as hereinabove provided, so that each Warrant outstanding after such adjustment shall represent the right to purchase one share of Common Stock. Each Warrant held of record prior to such adjustment of the number of Warrants shall become that number of Warrants (calculated to the nearest tenth) determined by multiplying the number one by a fraction, the numerator of which shall be the Warrant Price in effect immediately prior to such adjustment and the denominator of which shall be the Warrant Price in effect immediately after such adjustment. Upon each adjustment of the number of Warrants pursuant to this Section 5, the Company shall, as promptly as practicable, cause to be distributed to each Registered Holder of Warrants on the date of such adjustment Warrants evidencing, subject to Section 6, the number of additional Warrants to which such Holder shall be entitled as a result of such adjustment or, at the option of the Company, cause to be distributed to such Holder in substitution and replacement for the Warrants held by him prior to the date of adjustment (and upon surrender thereof, if required by the Company) new Warrants evidencing the number of Warrants to which such Holder shall be entitled after such adjustment.

          (e) Irrespective of any adjustments or changes in the Warrant Price or the number of shares of Common Stock purchasable upon exercise of this Warrant, the Warrants theretofore and thereafter issued shall, unless the Company shall exercise its option to issue new Warrants pursuant to Subsection 3(a), continue to express the same Warrant Price per share, number of shares purchasable thereunder and Redemption Price therefore as when the same were originally issued.

          (f)     After each adjustment of the Warrant Price pursuant to this
Section 5, the Company will promptly prepare a certificate signed by the Chairman or President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth: (i) the Warrant Price as so adjusted, (ii) the number of shares of Common Stock purchasable upon exercise of each Warrant after such adjustment, and, if the Company shall have elected to adjust the number of Warrants pursuant to Subsection 5(d), the number of Warrants to which the registered holder of each Warrant shall then be entitled, and the adjustment in Redemption Price resulting there from, and (iii) a brief statement of the facts accounting for such adjustment. The Company will cause a brief summary thereof to be sent by ordinary first class mail to each Registered Holder of Warrants at his or her last address as it shall appear on the registry books. No failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of such adjustment. The affidavit the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

          (g) For purposes of Subsections 5(a) and 5(d), the following provisions (i) to (v) shall also be applicable:

                  (i) the number of shares of Common Stock deemed outstanding at any given time shall include all shares of capital stock convertible into, or exchangeable for, Common Stock (on an as converted basis) as well as all shares of Common Stock issuable upon the exercise of (x) any convertible debt, (y) warrants outstanding on the date hereof and (z) options outstanding on the date hereof.

                  (ii) No adjustment of the Warrant Price shall be made unless such adjustment would require an increase or decrease of at least $.01 in such price; provided that any adjustments which by reason of this Paragraph
(ii) are not required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with adjustments so carried forward, shall require an increase or decrease of at least $.01 in the Warrant Price then in effect hereunder.

                  (iii) In case of (1) the sale by the Company (including as a component of a unit) of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or any securities convertible into or exchangeable for Common Stock (such securities convertible, exercisable or exchangeable into Common Stock being herein called "Convertible Securities"), or (2) the issuance by the Company, without the receipt by the Company of any consideration therefore, of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, whether or not such rights, warrants or options, or the right to convert or exchange such Convertible Securities, are immediately exercisable, and the consideration per share for which Common Stock is issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities (determined by dividing (x) the minimum aggregate consideration, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, payable to the Company upon the exercise of such rights, warrants or options, plus the consideration received by the Company for the issuance or sale of such rights, warrants or options, plus, in the case of such Convertible Securities, the minimum aggregate amount, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of additional consideration, if any, other than such Convertible Securities, payable upon the conversion or exchange thereof, by (y) the total maximum number, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of shares of Common Stock issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities issuable upon the exercise of such rights, warrants or options) is less than the Warrant Price of the Common Stock as of the date of the issuance or sale of such rights, warrants or options, then such total maximum number of shares of Common Stock issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities (as of the date of the issuance or sale of such rights, warrants or options) shall be deemed to be "Common Stock" for purposes of Subsections 5(a) and 5(d) and shall be deemed to have been sold for an amount equal to such consideration per share and shall cause an adjustment to be made in accordance with Subsections 5(a) and 5(d).

                  (iv) In case of the sale or other issuance by the Company of any Convertible Securities, whether or not the right of conversion or exchange thereunder is immediately exercisable, and the price per share for which Common Stock is issuable upon the conversion or exchange of such Convertible Securities (determined by dividing (x) the total amount of consideration received by the Company for the sale of such Convertible Securities, plus the minimum aggregate amount, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of additional consideration, if any, other than such Convertible Securities, payable upon the conversion or exchange thereof, by (y) the total maximum number, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities) is less than the Warrant Price of the Common Stock as of the date of the sale of such Convertible Securities, then such total maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities (as of the date of the sale of such Convertible Securities) shall be deemed to be "Common Stock" for purposes of Subsections 5(a) and 5(d) and shall be deemed to have been sold for an amount equal to such consideration per share and shall cause an adjustment to be made in accordance with Subsections 5(a) and 5(d).

                  (v) In case the Company shall modify the rights of conversion, exchange or exercise of any of the securities referred to in Paragraphs (iii) or (iv) of this Subsection 5(g) or any other securities of the Company convertible, exchangeable or exercisable for shares of Common Stock, for any reason other than an event that would require adjustment to prevent dilution, so that the consideration per share received by the Company after such modification is less than the Warrant Price as of the date prior to such modification, then such securities, to the extent not theretofore exercised, converted or exchanged, shall be deemed to have expired or terminated immediately prior to the date of such modification and the Company shall be deemed, for purposes of calculating any adjustments pursuant to this
Section 5, to have issued such new securities upon such new terms on the date of modification. Such adjustment shall become effective as of the date upon which such modification shall take effect. On the expiration or cancellation of any such right, warrant or option or the termination or cancellation of any such right to convert or exchange any such Convertible Securities, the Warrant Price then in effect hereunder shall forthwith be readjusted to such Warrant Price as would have obtained (a) had the adjustments made upon the issuance or sale of such rights, warrants, options or Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock theretofore actually delivered (and the total consideration received therefore) upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities and (b) had adjustments been made on the basis of the Warrant Price as adjusted under clause (a) of this sentence for all transactions (which would have affected such adjusted Warrant Price) made after the issuance or sale of such rights, warrants, options or Convertible Securities.

                  (vi) In case of the sale of any shares of Common Stock, any Convertible Securities, any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, the consideration received by the Company therefore shall be deemed to be the gross sales price therefore without deducting there from any expense paid or incurred by the Company or any underwriting discounts or commissions or concessions paid or allowed by the Company in connection therewith. In the event that any securities shall be issued in connection with any other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated among the securities, then each of such securities shall be deemed to have been issued for such consideration as the Board of Directors of the Company determines in good faith; provided, however that if holders of more than of 10% of the then outstanding Warrants disagree with such determination, the Company shall retain an independent investment banking firm for the purpose of obtaining an appraisal.

          (h) Notwithstanding any other provision hereof, no adjustment to the Warrant Price of the Warrants or to the number of shares of Common Stock purchasable upon the exercise of each Warrant will be made:

                  (i) upon the exercise of any of the options outstanding on the date hereof under the Company's existing stock option plans; or

                  (ii) upon the issuance or exercise of options which may hereafter be granted with the approval of the Board of Directors, or exercised, under any employee benefit plan of the Company to officers, directors, consultants or employees, but only with respect to such options as are exercisable at prices no lower than the Closing Bid Price (or, if the price referenced in the definition of Closing Bid Price cannot be determined, the Fair Market Value (as defined below)) of the Common Stock as of the date of grant thereof; or

                  (iii) upon the issuance or exercise of any options or warrants that are granted to or held by Southview Inc. or any of its successors, assigns, affiliates and or agents; or

                  (iv) upon the issuance of sale of Common Stock or convertible securities for a consideration to the Company that is not less than the bid price of the Company's Common Stock on the date of issuance (as determined by quotations on the Stock Market); or

                  (v) upon the issuance or sale of Common Stock or Convertible Securities pursuant to the exercise of any rights, options or warrants to receive, subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, whether or not such rights, warrants or options were outstanding on the date of the original sale of this Warrant or were thereafter issued or sold, provided that an adjustment was either made or not required to be made in accordance with Subsections 5(a) and 5(d) in connection with the issuance or sale of such securities or any modification of the terms thereof; or

                  (vi) upon the issuance or sale of Common Stock upon conversion or exchange of any Convertible Securities, provided that any adjustments required to be made upon the issuance or sale of such Convertible Securities or any modification of the terms thereof were so made, and whether or not such Convertible Securities were outstanding on the date of the original sale of the Warrants or were thereafter issued or sold.

Paragraph 5(g)(v) shall nevertheless apply to any modification of the rights of conversion, exchange or exercise of any of the securities referred to in Paragraphs (i), (ii) and (iii) of this Subsection 5(h). For purposes hereof, "Fair Market Value" shall mean the average Closing Bid Price for twenty (20) consecutive trading days, ending with the trading day prior to the date as of which the Fair Market Value is being determined, (with appropriate adjustments for subdivisions or combinations of shares effected during such period) provided that if the prices referred to in the definition of Closing Bid Price cannot be determined for such period, "Fair Market Value" shall be the fair market value as determined by the Board of Directors in good faith.

          (i) As used in this Section 5, the term "Common Stock" shall mean and include the Company's Common Stock authorized on the date of the original issue of the Warrants and shall also include any capital stock of any class of the Company thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of the Company; provided, however, that the shares issuable upon exercise of the Warrants shall include only shares of such class designated in the Company's Certificate of Incorporation, as amended, as Common Stock on the date of the original issue of the Warrants or
(i), in the case of any reclassification, change, consolidation, merger, sale or conveyance of the character referred to in Subsection 5(c), the stock, securities or property provided for in such section or (ii), in the case of any reclassification or change in the outstanding shares of Common Stock issuable upon exercise of the Warrants as a result of a subdivision or combination or consisting of a change in par value, or from par value to no par value, or from no par value to par value, such shares of Common Stock as so reclassified or changed.

          (j) Any determination as to whether an adjustment in the Warrant Price in effect hereunder is required pursuant to Section 5, or as to the amount of any such adjustment, if required, shall be binding upon the holders of the Warrants and the Company if made in good faith by the Board of Directors of the Company.

          (k) If and whenever the Company shall grant to the holders of Common Stock, as such, rights or warrants to subscribe for or to purchase, or any options for the purchase of, Common Stock or securities convertible into or exchangeable for or carrying a right, warrant or option to purchase Common Stock, the Company may at its option elect concurrently therewith to grant to each Registered Holder as of the record date for such transaction of the Warrants then outstanding, the rights, warrants or options to which each Registered Holder would have been entitled if, on the record date used to determine the shareholders entitled to the rights, warrants or options being granted by the Company, the Registered Holder were the holder of record of the number of whole shares of Common Stock then issuable upon exercise of his or her Warrant. If the Company shall so elect under this Subsection 5(k), then such grant by the Company to the holders of the Warrants shall be in lieu of any adjustment which otherwise might be called for pursuant to this Section 5.

     6. Fractional Warrants and Fractional Shares. If the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted pursuant to Section 5, the Company nevertheless shall not be required to issue fractions of shares, upon exercise of the Warrant or otherwise, nor to distribute certificates that evidence fractional shares. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Registered Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of one share of Common Stock as of the date of exercise.

     7. Warrant Holders Not Deemed Shareholders. No holder of Warrants shall, as such, be entitled to vote or to receive dividends or be deemed the holder of Common Stock that may at any time be issuable upon exercise of such

Warrants for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the holder of Warrants, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such Holder shall have exercised such Warrants and been issued shares of Common Stock in accordance with the provisions hereof.

     8. Rights of Action. All rights of action with respect to this Agreement are vested in the respective Registered Holders of the Warrants, and any Registered Holder of a Warrant, without consent of the holder of any other Warrant, may, in his own behalf and for his own benefit, enforce against the Company his right to exercise his Warrant for the purchase of shares of Common Stock in the manner provided herein.

     9. Agreement of Warrant Holders. Every holder of any Warrant, by his acceptance thereof, consents and agrees with the Company and every other holder of any Warrant that:

                  (i) The Warrants are transferable only on the registry books of the Company by the Registered Holder thereof in person or by his or her attorney duly authorized in writing and only if such Warrants are surrendered at the office of the Company, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Company, in its sole discretion, together with payment of any applicable transfer taxes; and

                  (ii) The Company may deem and treat the person in whose name the Warrant is registered as the holder and as the absolute, true and lawful owner thereof for all purposes, and the Company shall not be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in Section 3.

     10. Investment Representation and Legend. The holder, by acceptance of the Warrants, represents and warrants to the Company that it is acquiring the Warrants and the shares of Common Stock (or other securities) issuable upon the exercise hereof for investment purposes only and not with a view towards the resale or other distribution thereof and agrees that the Company may affix upon this Warrant the following legend:

          "This Warrant has been issued in reliance upon the representation of the holder that it has been acquired for investment purposes and not with a view towards the resale or other distribution thereof. Neither this Warrant nor the shares issuable upon the exercise of this Warrant have been registered under the Securities Act of 1933, as amended."

The holder, by acceptance of this Warrant, further agrees that the Company may affix the following legend to certificates for shares of Common Stock issued upon exercise of this Warrant:

      "The securities represented by this certificate have been issued in reliance upon the representation of the holder that they have been acquired for investment and not with a view toward the resale or other distribution thereof, and have not been registered under the Securities Act of 1933, as amended. Neither the securities evidenced hereby, nor any interest therein, may be offered, sold, transferred, encumbered or otherwise disposed of unless either (i) there is an effective registration statement under said Act relating thereto or (ii) the Company has received an opinion of counsel, reasonably satisfactory in form and substance to the Company, stating that such registration is not required."

     11. Cancellation of Warrants. If the Company shall purchase or acquire any Warrant or Warrants, by redemption or otherwise, each such Warrant shall thereupon be and canceled by it and retired. The Company shall also cancel the Warrant or Warrants following exercise of any or all thereof or delivered to it for transfer, split up, combination or exchange.

     12. Modification of Warrant. The terms of the Warrants shall not be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders representing at least a majority of the Warrants then outstanding; provided, that, no change in the number or nature of the securities purchasable upon the exercise of any Warrant, or the Warrant Price therefore, or the acceleration of the Warrant Expiration Date, shall be made without the consent in writing of the Registered Holder of the Warrant, and in compliance with applicable law.

     13. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed by means of first class registered or certified mail, postage prepaid as follows: if to the Registered Holder of a Warrant, at the address of such holder as shown on the registry books maintained by the Company; if to the Company, at 7921 Southpark Plaza, Suite 200, Littleton, CO 80120, or at such other address as may have been furnished to the Registered Holder in writing by the Company.

     14. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to principles of conflict of laws.

     15. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company, the Registered Holder and their respective successors and assigns, and the holders from time to time of the Warrants. Nothing in this Warrant is intended nor shall be construed to confer upon any other person any right, remedy or claim, in equity or at law, or to impose upon any other person any duty, liability or obligation.

     16.   Registration Rights. Registration of Common Stock.

           16.1. Registration. Not later than six months following the first date on which this Warrant may be exercised, the Company will file a registration statement (the "Registration Statement") with respect to the resale of the Registrable Securities with the Securities and Exchange Commission. The Company will use commercially reasonable efforts to effect the registrations, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) as may be reasonably requested and as would permit or facilitate that sale and distribution of all Registrable Securities until the distribution thereof is complete.

          16.2 Registration Procedures. In connection with the registration of any Registrable Securities under the Securities Act as provided in this Section 16, the Company will use its best efforts, as expeditiously as possible to:

          (a) Prepare and file with the Securities and Exchange Commission the Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective;

          (b) Prepare and file with the Securities and Exchange Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until February ___, 2006, and to comply with the provisions of the Securities Act (to the extent applicable to the Company) with respect thereto;

          (c) Furnish to each seller of such Registrable Securities such number of copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request, in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) Use its best efforts to register or qualify such Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company will not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this Section 16.2(d) be obligated to be qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

          (e) Provide a transfer agent and registrar for all such Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement;

          (f) Notify each seller of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (g) Cause all such Registrable Securities to be listed on each securities exchange or automated over-the-counter trading system on which similar securities issued by the Company are then listed;

          (h) Enter into such customary agreements and take all such other actions as reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and

          (i) Make available for inspection by any seller of Registrable Securities, all financial and other records, pertinent corporation documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller in connection with the Registration Statement pursuant to Section 16.1.

          16.3. Registration and Selling Expenses. (a) All expenses incurred by the Company in connection with the Company's performance of or compliance with this Section 16, including, without limitation (i) all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), (ii) blue sky fees and expenses, (iii) all necessary printing and duplicating expenses and (iv) all fees and disbursements of counsel and accountants for the Company (including the expenses of any audit of financial statements), retained by the Company (all such expenses being herein called "Registration Expenses"), will be paid by the Company except as otherwise expressly provided in this Section 16.3. The term "Registration Expenses" shall not include any underwriting discounts or commissions incurred by the Purchaser, which shall be the responsibility of the Purchaser.

          (b) The Company will, in any event, in connection with any registration statement, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties in connection therewith and expenses of audits of year-end financial statements), the expense of liability insurance and the expenses and fees for listing the securities to be registered on one or more securities exchanges or automated over-the-counter trading systems on which similar securities issued by the Company are then listed.

          (c) Nothing herein shall be construed to prevent any holder or holders of Registrable Securities from retaining such counsel as they shall choose, the expenses of one of which, as determined by the holder or holders, shall be borne by the Company.

          16.4.     [Intentionally Omitted]

          16.5. Indemnification. (a) The Company hereby agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors, if any, and each person, if any, who controls such holder within the meaning of the Securities Act, against all losses, claims, damages, liabilities and expenses (under the Securities Act or common law or otherwise) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if the Company has furnished any amendments or supplements thereto) or any preliminary prospectus, which registration statement, prospectus or preliminary prospectus shall be prepared in connection with the registration contemplated by this Section 16, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information furnished in writing by such holder to the Company in connection with the registration contemplated by this Section 16, provided the Company will not be liable pursuant to this Section 16.5 if such losses, claims, damages, liabilities or expenses have been caused by any selling security holder's failure to deliver a copy of the registration statement or prospectus, or any amendments or supplements thereto, after the Company has furnished such holder with the number of copies required by Section 16.2(c).

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information as is reasonably requested by the Company for use in any such registration statement or prospectus and shall severally, but not jointly, indemnify, to the extent permitted by law, the Company, its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent such losses, claims, damages, liabilities or expenses are caused by an untrue statement or alleged untrue statement contained in or by an omission or alleged omission from information so furnished in writing by such holder in connection with the registration contemplated by this Section 16. If the offering pursuant to any such registration is made through underwriters, each such holder agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers and directors, if any, and each person who controls such underwriters within the meaning of the Securities Act to the same extent as hereinabove provided with respect to indemnification by such holder of the Company. Notwithstanding the foregoing or any other provision of this Agreement, in no event shall a holder of Registrable Securities be liable for any such losses, claims, damages, liabilities or expenses in excess of the net proceeds received by such holder in the offering.

          (c)     Promptly after receipt by an indemnified party under Section
16.5 (a) or (b) of notice of the commencement of any action or proceeding, such indemnified party will, if a claim in respect thereof is made against the indemnifying party under such Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such Section. In case any such action or proceeding is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel approved by such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such Section for any legal or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless incurred at the written request of the indemnifying party. Notwithstanding the above, the indemnified party will have the right to employ counsel of its own choice in any such action or proceeding if the indemnified party has reasonably concluded that there may be defenses available to it which are different from or additional to those of the indemnifying party, or counsel to the indemnified party is of the opinion that it would not be desirable for the same counsel to represent both the indemnifying party and the indemnified party because such representation might result in a conflict of interest (in either of which cases the indemnifying party will not have the right to assume the defense of any such action or proceeding on behalf of the indemnified party or parties and such legal and other expenses will be borne by the indemnifying party). An indemnifying party will not be liable to any indemnified party for any settlement of any such action or proceeding effected without the consent of such indemnifying party.

          (d)     If the indemnification provided for in Section 16.5(a) or
(b) is unavailable under applicable law to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holders of Registrable Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holders of Registrable Securities on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or by the holders of Registrable Securities and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 16.5(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

          (e) Promptly after receipt by the Company or any holder of Securities of notice of the commencement of any action or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "contributing party"), notify the contributing party of the commencement thereof; but the omission so to notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit, or proceeding is brought against any party, and such party notifies a contributing party of the commencement thereof, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified.


     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first above written.

                                    BION ENVIRONMENTAL TECHNOLOGIES, INC.


                                    By: _________________________________
                                             Authorized Officer

                            SUBSCRIPTION FORM

                 To Be Executed by the Registered Holder
                        in Order to Exercise Warrant

     The undersigned Registered Holder hereby irrevocably elects to exercise ___________ Warrants represented by this certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

      ______________________________________________________
      ______________________________________________________
      ______________________________________________________
      ______________________________________________________
      [please print or type name and address]

and be delivered to
      ______________________________________________________
      ______________________________________________________
      ______________________________________________________
      ______________________________________________________
      [please print or type name and address]

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

     The undersigned represents that the exercise of the within Warrant was solicited by a member of the National Association of Securities Dealers, Inc. If not solicited by an NASD member, please write "unsolicited" in the space below.

                                    _________________________________________
                                    (Name of NASD Member)

Dated:                                X   ___________________________________
                                          ___________________________________
                                          ___________________________________
                                                        Address

                                          ___________________________________
                                              Taxpayer Identification Number

                                          ___________________________________
                                                  Signature Guaranteed

                                ASSIGNMENT

                   To Be Executed by the Registered Holder
                         In Order to Assign Warrant

FOR VALUE RECEIVED,                                     hereby sells, assigns
and transfers unto

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

          ______________________________________________________
          ______________________________________________________
          ______________________________________________________
          ______________________________________________________
          [please print or type name and address]

     ___________________________ of the Warrants represented hereby, and hereby irrevocably constitutes and appoints

__________________________________________________________________________
Attorney to transfer this Warrant on the books of the Company, with full power of substitution in the premises.

Dated: _____________________________ X    ___________________________________
                                                Signature Guaranteed


                                          ___________________________________

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A MEMBER OF THE MEDALLION STAND PROGRAM.

                                                                  EXHIBIT C

                               PROMISSORY NOTE


$500,000.00                                             New York, New York
                                                              July 30,2001


FOR VALUE RECEIVED, Bion Environmental Technologies, Inc., a Colorado corporation (the "Borrower") promises to pay to the order of SOUTHVIEW, INC. at 18 East 50th Street, New York, New York 10022, as payee, the principal sum of Five Hundred Thousand ($500,000.00) DOLLARS lawful money of the United States of America, together with interest at the rate of eight percent (8%) per annum, payable on the first day of each month while this Note remains outstanding.

The Borrower may pay all, or less than all of the outstanding principal amount of this Note at any time without premium or penalty. In the event of a financing that exceeds One and One Half Million Dollars ($1,500,000.00), net proceeds to borrower. This Note shall convert to a Demand Note.

Should any monies due and owing under this Note remain unpaid for more than ten (10) days after the date(s) upon which they are due and payable, then Borrower shall pay a late charge of Two ($.02) Cents for each dollar ($1.00) past due.

The Lenders shall not by any act be deemed to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the Lenders, and then only to the extent set forth therein. A waiver as to any one event shall in no way be construed as a continuing waiver or as preventing exercise of such rights or remedy on a subsequent event.

Borrower promises to pay all costs, expenses and attorneys' fees incurred by the holder hereof in any proceeding for the collection of the debt, or the protecting, sustaining or realization upon any security securing this Note, or in any litigation or controversy arising from or connected with said security or this Note, in any bankruptcy or receivership proceeding, or any appeal from any of the foregoing in which the holder hereof prevails. If a judgment is obtained thereon, such attorneys' fees, costs and expenses, including those incurred at trial, on appeal or on petition for review, shall be awarded in such amount as the court shall deem reasonable. As used in this Note, attorneys' fees shall include all attorneys' fees which shall be incurred whether or not legal action is commenced and any such fees incurred at trial, arbitration, hearing or any judicial proceeding, and on appeal.

It is the specific intent of Borrower and Lenders that this Note bear a lawful rate of interest, and if any court of competent jurisdiction should determine that the rate herein provided exceeds that which is statutorily permitted for the type of transaction evidenced hereby, the interest rate shall be reduced to the highest rate permitted by applicable law, with any excess interest theretofore collected being applied against principal or, if such principal has been fully repaid, returned to Maker on demand.

This Note and all matters relating thereto shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered, all on the day and year first above written.


(SEAL]
ATTEST:


                                    BION ENVIRONMENTAL TECHNOLOGIES, INC.
                                    By:

                                        _________________________________
                                        Representing Agent

                                        _________________________________
                                        Date